United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                             April 7, 2008
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

              1-6479-1
Commission File Number

Delaware (State or other jurisdiction of incorporation or organization)	13-2637623 (I.R.S. Employer Identification Number)

666 Third Avenue
                     New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.         Other Events

Item 8.01      Other Events

                    On April 7, 2008, Overseas Shipholding Group, Inc. (the "Registrant") issued a press release announcing that on May 15, 2008 the Registrant would redeem all of its outstanding 8.25% Senior Notes Due 2013, CUSIP number 690368AF2, having a principal amount of $176,115,000, at the redemption price of 104.125% of the principal amount of the Notes, together with accrued and unpaid interest as of May 15, 2008. Redemption transactions will be handled by Wilmington Trust Company as paying agent. A copy of the press release is hereby furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits.

               (d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 7, 2008

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: April 7, 2008	By: /s/James I. Edelson
Name: James I. Edelson Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 7, 2008